EXHIBIT 24(a)

POWERS OF ATTORNEY

POWER OF ATTORNEY

     TAKE NOTICE FROM THIS POWER OF ATTORNEY, that the undersigned Director of INCO LIMITED (the “Company”), a Canadian corporation, hereby constitutes and appoints Stuart F. Feiner, Julie Lee Harrs and Thomas W. Leishman, and each of them with full power to act alone, as true and lawful attorneys and agents in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (“10-K Report”) pursuant to Section 13 or 15(d) of the 1934 Act, including specifically but without limiting the generality of the foregoing, the power and authority to sign the undersigned’s name in the capacity of Director to the 10-K Report to be filed with said Securities and Exchange Commission, and to any and all amendments and/or supplements to the 10-K Report, and to any and all exhibits, instruments or documents to be filed as part of or in connection with the 10-K Report and any and all amendments and/or supplements thereto; and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has subscribed this power of attorney this 2nd day of February, 2004.

(Signed) PETER C. JONES

Peter C. Jones

POWER OF ATTORNEY

     TAKE NOTICE FROM THIS POWER OF ATTORNEY, that the undersigned Director of INCO LIMITED (the “Company”), a Canadian corporation, hereby constitutes and appoints Stuart F. Feiner, Julie Lee Harrs and Thomas W. Leishman, and each of them with full power to act alone, as true and lawful attorneys and agents in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (“10-K Report”) pursuant to Section 13 or 15(d) of the 1934 Act, including specifically but without limiting the generality of the foregoing, the power and authority to sign the undersigned’s name in the capacity of Director to the 10-K Report to be filed with said Securities and Exchange Commission, and to any and all amendments and/or supplements to the 10-K Report, and to any and all exhibits, instruments or documents to be filed as part of or in connection with the 10-K Report and any and all amendments and/or supplements thereto; and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has subscribed this power of attorney this 2nd day of February, 2004.

(Signed) GLEN A. BARTON

Glen A. Barton

POWER OF ATTORNEY

     TAKE NOTICE FROM THIS POWER OF ATTORNEY, that the undersigned Director of INCO LIMITED (the “Company”), a Canadian corporation, hereby constitutes and appoints Stuart F. Feiner, Julie Lee Harrs and Thomas W. Leishman, and each of them with full power to act alone, as true and lawful attorneys and agents in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (“10-K Report”) pursuant to Section 13 or 15(d) of the 1934 Act, including specifically but without limiting the generality of the foregoing, the power and authority to sign the undersigned’s name in the capacity of Director to the 10-K Report to be filed with said Securities and Exchange Commission, and to any and all amendments and/or supplements to the 10-K Report, and to any and all exhibits, instruments or documents to be filed as part of or in connection with the 10-K Report and any and all amendments and/or supplements thereto; and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has subscribed this power of attorney this 2nd day of February, 2004.

(Signed) ANGUS A. BRUNEAU

Angus A. Bruneau

POWER OF ATTORNEY

     TAKE NOTICE FROM THIS POWER OF ATTORNEY, that the undersigned Director of INCO LIMITED (the “Company”), a Canadian corporation, hereby constitutes and appoints Stuart F. Feiner, Julie Lee Harrs and Thomas W. Leishman, and each of them with full power to act alone, as true and lawful attorneys and agents in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (“10-K Report”) pursuant to Section 13 or 15(d) of the 1934 Act, including specifically but without limiting the generality of the foregoing, the power and authority to sign the undersigned’s name in the capacity of Director to the 10-K Report to be filed with said Securities and Exchange Commission, and to any and all amendments and/or supplements to the 10-K Report, and to any and all exhibits, instruments or documents to be filed as part of or in connection with the 10-K Report and any and all amendments and/or supplements thereto; and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has subscribed this power of attorney this 2nd day of February, 2004.

(Signed) RONALD C. CAMBRE

Ronald C. Cambre

POWER OF ATTORNEY

     TAKE NOTICE FROM THIS POWER OF ATTORNEY, that the undersigned Director of INCO LIMITED (the “Company”), a Canadian corporation, hereby constitutes and appoints Stuart F. Feiner, Julie Lee Harrs and Thomas W. Leishman, and each of them with full power to act alone, as true and lawful attorneys and agents in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (“10-K Report”) pursuant to Section 13 or 15(d) of the 1934 Act, including specifically but without limiting the generality of the foregoing, the power and authority to sign the undersigned’s name in the capacity of Director to the 10-K Report to be filed with said Securities and Exchange Commission, and to any and all amendments and/or supplements to the 10-K Report, and to any and all exhibits, instruments or documents to be filed as part of or in connection with the 10-K Report and any and all amendments and/or supplements thereto; and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has subscribed this power of attorney this 2nd day February, 2004.

(Signed) JUDITH A. EROLA

Judith A. Erola

POWER OF ATTORNEY

     TAKE NOTICE FROM THIS POWER OF ATTORNEY, that the undersigned Director of INCO LIMITED (the “Company”), a Canadian corporation, hereby constitutes and appoints Stuart F. Feiner, Julie Lee Harrs and Thomas W. Leishman, and each of them with full power to act alone, as true and lawful attorneys and agents in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (“10-K Report”) pursuant to Section 13 or 15(d) of the 1934 Act, including specifically but without limiting the generality of the foregoing, the power and authority to sign the undersigned’s name in the capacity of Director to the 10-K Report to be filed with said Securities and Exchange Commission, and to any and all amendments and/or supplements to the 10-K Report, and to any and all exhibits, instruments or documents to be filed as part of or in connection with the 10-K Report and any and all amendments and/or supplements thereto; and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has subscribed this power of attorney this 2nd day of February, 2004.

(Signed) CHAVIVA M. HOšEK

Chaviva M. Hošek

POWER OF ATTORNEY

     TAKE NOTICE FROM THIS POWER OF ATTORNEY, that the undersigned Director of INCO LIMITED (the “Company”), a Canadian corporation, hereby constitutes and appoints Stuart F. Feiner, Julie Lee Harrs and Thomas W. Leishman, and each of them with full power to act alone, as true and lawful attorneys and agents in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (“10-K Report”) pursuant to Section 13 or 15(d) of the 1934 Act, including specifically but without limiting the generality of the foregoing, the power and authority to sign the undersigned’s name in the capacity of Director to the 10-K Report to be filed with said Securities and Exchange Commission, and to any and all amendments and/or supplements to the 10-K Report, and to any and all exhibits, instruments or documents to be filed as part of or in connection with the 10-K Report and any and all amendments and/or supplements thereto; and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has subscribed this power of attorney this 2nd day of February, 2004.

(Signed) JOHN T. MAYBERRY

John T. Mayberry

POWER OF ATTORNEY

     TAKE NOTICE FROM THIS POWER OF ATTORNEY, that the undersigned Director of INCO LIMITED (the “Company”), a Canadian corporation, hereby constitutes and appoints Stuart F. Feiner, Julie Lee Harrs and Thomas W. Leishman, and each of them with full power to act alone, as true and lawful attorneys and agents in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (“10-K Report”) pursuant to Section 13 or 15(d) of the 1934 Act, including specifically but without limiting the generality of the foregoing, the power and authority to sign the undersigned’s name in the capacity of Director to the 10-K Report to be filed with said Securities and Exchange Commission, and to any and all amendments and/or supplements to the 10-K Report, and to any and all exhibits, instruments or documents to be filed as part of or in connection with the 10-K Report and any and all amendments and/or supplements thereto; and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has subscribed this power of attorney this 2nd day of February, 2004.

(Signed) DAVID P. O’BRIEN

David P. O’Brien

POWER OF ATTORNEY

     TAKE NOTICE FROM THIS POWER OF ATTORNEY, that the undersigned Director of INCO LIMITED (the “Company”), a Canadian corporation, hereby constitutes and appoints Stuart F. Feiner, Julie Lee Harrs and Thomas W. Leishman, and each of them with full power to act alone, as true and lawful attorneys and agents in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (“10-K Report”) pursuant to Section 13 or 15(d) of the 1934 Act, including specifically but without limiting the generality of the foregoing, the power and authority to sign the undersigned’s name in the capacity of Director to the 10-K Report to be filed with said Securities and Exchange Commission, and to any and all amendments and/or supplements to the 10-K Report, and to any and all exhibits, instruments or documents to be filed as part of or in connection with the 10-K Report and any and all amendments and/or supplements thereto; and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has subscribed this power of attorney this 2nd day of February, 2004.

(Signed) ROGER PHILLIPS

Roger Phillips

POWER OF ATTORNEY

     TAKE NOTICE FROM THIS POWER OF ATTORNEY, that the undersigned Director of INCO LIMITED (the “Company”), a Canadian corporation, hereby constitutes and appoints Stuart F. Feiner, Julie Lee Harrs and Thomas W. Leishman, and each of them with full power to act alone, as true and lawful attorneys and agents in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (“10-K Report”) pursuant to Section 13 or 15(d) of the 1934 Act, including specifically but without limiting the generality of the foregoing, the power and authority to sign the undersigned’s name in the capacity of Director to the 10-K Report to be filed with said Securities and Exchange Commission, and to any and all amendments and/or supplements to the 10-K Report, and to any and all exhibits, instruments or documents to be filed as part of or in connection with the 10-K Report and any and all amendments and/or supplements thereto; and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has subscribed this power of attorney this 2nd day of February, 2004.

(Signed) JAMES M. STANFORD

James M. Stanford

POWER OF ATTORNEY

     TAKE NOTICE FROM THIS POWER OF ATTORNEY, that the undersigned Director of INCO LIMITED (the “Company”), a Canadian corporation, hereby constitutes and appoints Stuart F. Feiner, Julie Lee Harrs and Thomas W. Leishman, and each of them with full power to act alone, as true and lawful attorneys and agents in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the United States Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 (“10-K Report”) pursuant to Section 13 or 15(d) of the 1934 Act, including specifically but without limiting the generality of the foregoing, the power and authority to sign the undersigned’s name in the capacity of Director to the 10-K Report to be filed with said Securities and Exchange Commission, and to any and all amendments and/or supplements to the 10-K Report, and to any and all exhibits, instruments or documents to be filed as part of or in connection with the 10-K Report and any and all amendments and/or supplements thereto; and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF the undersigned has subscribed this power of attorney this 2nd day of February, 2004.

(Signed) RICHARD M. THOMSON

Richard M. Thomson